--------------------------------------------------------------------------------
BNN Subsidiary, Inc.
Portfolio of Investments
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
         Principal
           Amount                                                     Value
Rating*    (000)                Description                          (Note 1)
--------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--130.6%
                     Mortgage Pass-Throughs--5.4%
          $8,352+    Federal Home Loan Mortgage
                       Corporation, 5.50%, 9/01/99 ...........    $  8,261,438
AAA        2,580     Federal Housing Administration
                       Massachusetts St. Hsg. Fin. Agcy.,
                       Series C, 6.85%, 4/01/19 ..............       2,366,918
                                                                  ------------
                                                                    10,628,356
                                                                  ------------
                     Multiple Class Mortgage
                     Pass-Throughs--3.8%
AAA          497     Capstead Securities Corporation IV,
                       Series 1992-4, Class H,
                         12/25/20 (ARM) ......................         569,535
AAA        3,267     CBA Mortgage Corporation,
                       Series 1993-C1, Class A-2,
                         12/25/03 ............................      3,322,402
                     Federal Home Loan Mortgage Corporation,
                       Multiclass Mortgage Participation
                       Certificates,
           1,231       Series 172, Class 172-H, 5/15/20 ......       1,233,718
           1,183       Series 1330, Class 1330-M,
                         9/15/99, (ARM) ......................        711,649
                     Federal National Mortgage Association,
                       REMIC Pass-Through Certificates,
           1,030         Trust 1992 -176, Class 176-FA,
                           10/25/99 ..........................      1,007,690
           6,065         Trust 1994-8, Class 8-TA,
                           9/17/13 (I) .......................        451,177
AAA           60     Structured Asset Securities Corporation,
                       Series 1996, Class A, 2/25/28 .........          59,679
                                                                  ------------
                                                                     7,355,850
                                                                  ------------
                     Corporate Bonds--73.6%
                     Finance & Banking--34.6%
Aa3        3,350     Associates Corporation of
                       North America,
                       6.75%, 10/15/99 .......................       3,375,962
Aa3        5,000     CIT Group Holdings Incorporated,
                       5.875%, 12/09/99 ......................       4,935,650
A2         4,200     Citicorp, 9.75%, 8/01/99 ................       4,470,144
A1         2,500++   Goldman Sachs Group LP,
                       6.875%, 9/15/99 .......................       2,518,000
A3         3,000     Hartford National Corporation,
                       9.85%, 6/01/99 ........................       3,183,600
                     International Lease Finance
                       Corporation,
A1         1,100       6.09%, 11/08/99 .......................       1,090,540
A1         4,000       6.30%, 11/01/99 .......................       3,981,630
Baa1       5,000     Lehman Brothers Holdings
                       Incorporated, 6.71%, 10/12/99 .........       5,008,850
Baa3       2,000     Meditrust, 7.25%, 8/16/99 ...............       2,021,320
A1         2,000     Morgan Stanley Group Incorporated,
                       5.625%, 3/01/99 .......................       1,978,725
A1         5,000++   Paccar Financial Corporation,
                       5.84%, 6/15/99 ........................       4,948,800
Baa1       3,500     PaineWebber Group Incorporated,
                       6.31%, 7/22/99 ........................       3,476,630
Baa1       2,000     Salomon, Inc. 7.43%, 12/30/98 ...........       2,029,700
A2         4,000     Security Pacific Corporation,
                       9.75%, 5/15/99 ........................       4,234,139
A3         5,000     Shawmut National Corporation,
                       8.625%, 12/15/99 ......................       5,232,404
                     Smith Barney Holdings Incorporated,
A2         1,500       7.875%, 10/01/99 ......................       1,544,685
A2           529       7.98%, 3/01/00 ........................         546,513
A3         5,000++   Transamerica Finance Corporation,
                       5.97%, 12/09/99 .......................       4,935,392
Aa3        3,000     Travelers Group Incorporated,
                       7.75%, 6/15/99 ........................       3,077,250
A2         5,000     Union Planters National Bank,
                       6.47%, 10/29/99 .......................       4,995,862
                                                                  ------------
                                                                    67,585,796
                                                                  ------------
                     Corporate Bonds
                     Industrials--31.7%
Baa1       4,400     Alco Capital Resource Incorporated,
                       6.83%, 5/10/99 ........................       4,431,023
A1         1,895     Anheuser Busch Companies
                       Incorporated, 8.75%, 12/01/99 .........       1,996,743
A1         5,000     Bass America Incorporated,
                       6.75%, 8/01/99 ........................       5,035,000
A3         5,000     Chrysler Financial Corporation,
                       9.50%, 12/15/99 .......................       5,339,550
A2         1,612     Kern River Funding, 144A,
                       Series A, 6.42%, 3/31/01 ..............       1,600,856
Baa2       5,000     McDonnell Douglas Finance
                       Corporation, 6.30%, 12/23/99 ..........       4,970,750
Baa2       3,000     MCN Investment Corporation,
                       5.84%, 2/01/99 ........................       2,974,770
Baa2       4,000     Nabisco Brands Incorporated,
                       8.30%, 4/15/99 ........................       4,104,320
A2         2,000     National Fuel Gas Company,
                       5.58%, 3/01/99 ........................       1,977,960
BBB-       7,000     NWCG Holding Corporation,
                       Series B, Zero Coupon, 6/15/99 ........       6,101,776
Baa2       2,000     Occidental Petroleum Corporation,
                       6.08%, 11/26/99 .......................       1,971,020
BBB-       2,750     Pulte Home Corporation,
                       10.125%, 7/15/99 ......................       2,894,623
A2         5,000     Sears Roebuck & Company,
                       7.75%, 10/25/99 .......................       5,131,550
A1         3,000     Texaco Capital Incorporated,
                       9.00%, 12/15/99 .......................       3,178,290
A3         1,000     Textron Financial Corporation, 144A,
                       7.125%, 10/05/99 ......................       1,009,562
A+         3,000     TTX Company,
                       6.28%, 6/28/99 ........................       2,986,650
Baa2       2,500     Union Oil Company,
                       8.40%, 1/15/99 ........................       2,569,775
A2         4,000     Walt Disney Corporation,144A,
                       1.50%, 10/20/99 .......................       3,582,241
                                                                  ------------
                                                                    61,856,459
                                                                  ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
         Principal
           Amount                                                     Value
Rating*    (000)                Description                          (Note 1)
--------------------------------------------------------------------------------
                     Corporate Bonds
                     Utilities--6.6%
A1        $4,750     Alabama Power Company,
                       6.375%, 8/01/99 .......................    $  4,744,443
A2         4,000     Atlanta Gas Light Company,
                       7.30%, 12/10/99 .......................       4,074,304
AA         2,000     California Petroleum Transport
                       Corporation, 7.30%, 4/01/99 ...........       2,028,983
BBB+       2,000     Potomac Capital Investment
                       Corporation, 6.73%, 8/09/99 ...........       2,007,203
                                                                  ------------
                                                                    12,854,933
                                                                  ------------
                     Corporate Bonds
                     Yankee--0.7%
A3         1,272     Nova Corporation of Alberta,
                       7.25%, 7/06/99 ........................       1,291,067
                                                                  ------------
                     Asset-Backed Securities--13.2%
AAA        1,871     Banc One Auto Grantor Trust,
                       Series 1996-A, Class A,
                       6.10%, 10/15/02 .......................       1,872,127
AAA        3,536     Chevy Chase Auto Receivables,
                       Series 1997-1, Class A,
                       6.50%, 10/15/03 .......................       3,546,609
AAA        5,000     Dayton Hudson Credit Card Trust,
                       Series 1995-1, Class A,
                       6.10%, 2/25/02 ........................       5,002,345
AAA        2,391     Fifth Third Bank Auto Trust,
                       Series 1996-B, Class A,
                       6.45%, 3/15/02 ........................       2,397,555
AAA        2,403     Ford Credit Grantor Trust,
                       Series 1995-B, Class A,
                       5.90%, 10/15/00 .......................       2,397,982
AAA        8,225++   Prime Credit Card Trust,
                       Series 1992-2, Class A,
                       7.45%, 11/15/02 .......................       8,413,920
AAA        2,000     Standard Credit Card Master Trust,
                       Series 1995-3, Class A,
                       7.85%, 2/07/02 ........................       2,063,438
                                                                  ------------
                                                                    25,693,976
                                                                  ------------
                     Stripped Mortgage-Backed
                     Securities--13.9%
                     Federal Home Loan Mortgage
                       Corporation, Multiclass Mortgage
                       Participation Certificates,
           5,773+      Series 1359, Class 1359-C,
                         9/15/99, (P/O) ......................       5,224,901
           1,452       Series 1719, Class 1719-C,
                         4/15/99, (P/O) ......................       1,351,565
           9,269+      Series 1887, Class 1887-J,
                         7/15/99, (P/O) ......................       8,144,851
                     Federal National Mortgage Association,
                       REMIC Pass-Through Certificates,
           1,443       Trust 1992-62, Class 62-H,
                         5/25/99, (P/O) ......................       1,298,348
           3,798+      Trust 1993-111, Class 111-A,
                         11/25/17, (P/O) .....................       3,595,074
             898       Trust 1993-176, Class 176-B,
                         6/25/18 (P/O) .......................         872,490
           6,862+      Trust 1994-47, Class 47-B,
                         9/25/22, (I/O) ......................       6,358,003
AAA       35,703     Sears Mortgage Corporation,
                       Series 1992-7, Class 7-X,
                         5/25/22, (I/O) ......................         357,034
                                                                  ------------
                                                                    27,202,266
                                                                  ------------
                     U.S Government Securities--5.3%
                     United States Treasury Notes,
           6,095+      5.875%, 11/15/99 ......................       6,055,931
           3,000+      6.00%, 8/15/99 ........................       2,992,500
           1,315       6.625%, 3/31/02 .......................       1,326,914
                                                                  ------------
                                                                    10,375,345
                                                                  ------------
                     Municipal Bonds--12.8%
AAA        2,000     Alameda County California Pension,
                       Series A, 7.35%, 12/01/99 .............       2,043,900
AAA        2,295     Essex County,
                       Zero Coupon, 11/15/99 .................       1,979,828
AAA        1,500     Long Beach California Pension,
                       6.26%, 9/01/99 ........................       1,496,550
Baa1         500     Los Angeles County California Pension,
                       Series A, 7.81%, 6/30/99 ..............         511,860
Baa1       3,000     New York St. Dormitory Authority
                       Revenues, 6.32%, 4/01/99 ..............       2,991,330
Baa1       1,550     New York St. Dormitory Authority
                       Revenues Pension Oblig.,
                       6.45%, 10/01/99 .......................       1,548,512
Baa1       5,000     New York, New York, Series G,
                       6.23%, 2/01/99 ........................       4,981,900
AAA          497     North Slope Borough Alaska,
                       Series A, Zero Coupon, 6/30/99 ........         437,919
AAA        5,000     Oakland California Pension,
                       Series A, 6.20%, 12/15/99 .............       4,983,000
AAA        3,000     Ventura County California
                       Pension Oblig., 5.92%, 11/01/99 .......       2,972,160
AAA        1,000     Western Minnesota Muni.
                       Pwr. Agcy. Supply, Series A,
                       6.05%, 1/01/99 ........................         997,740
                                                                  ------------
                                                                    24,944,699
                                                                  ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
         Principal
           Amount                                                     Value
Rating*    (000)                Description                          (Note 1)
--------------------------------------------------------------------------------
                     Certificate of Deposit--2.6%
        $  5,000     MBNA America Bank, N. A.,
                       6.15%, 6/19/98 ........................    $  5,000,000
                                                                  ------------
                     Total Long-Term Investments
                       (cost $255,076,514) ...................     254,788,747

                     SHORT-TERM INVESTMENTS--0.2%
                     Repurchase Agreement--0.2%
             400     State Street Bank, &Trust Co.
                       Repo, 5.6%  dated  6/30/97,
                         due 7/1/97 in the amount of
                         $400,062 (cost $400,000
                         collateralized by $405,000
                         U.S. Treasury Note, 6.25% due
                         3/31/99, Value including
                         accrued interest $412,920 ...........         400,000
                                                                  ------------
                     Total Investments Before Security
                     Sold Short--130.8%
                       (Cost $255,476,514) ...................     255,188,747

                     SECURITY SOLD SHORT--(7.7%)
         (15,000)    United States Treasury Notes,
                       6.125%, 8/31/98 .......................     (15,037,500)
                       (Proceeds $14,960,156)                     ------------
                     Total Investments net of security
                       sold short--123.1%
                       (cost $240,516,358) ...................     240,151,247
                     Liabilities in excess of other
                       assets--(23.1%) .......................     (45,096,218)
                                                                  ------------
                     NET ASSETS--100% ........................    $195,055,029
                                                                  ============

 *   Using the higher of Standard & Poor's or Moody's rating.

 #   One contract equals 100,000 face value.

 + (Partial) principal amount pledged as collateral for reverse repurchase agreements.

++ Entire principal amount pledged as collateral for reverse repurchase agreements.


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
         ARM -- Adjustable Rate Mortgage.
         CMO -- Collateralized Mortgage Obligation.
         I/O -- Interest Only.
           I -- Denotes a CMO with Interest only characteristics.
           P -- Denotes a CMO with Principal only characteristics.
         P/O -- Principal Only.
       REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BNN Subsidiary, Inc.
Statement of Assets and Liabilities
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
Assets
Investments, at value (cost $255,476,514)
   (Note 1) ..............................................        $ 255,188,747
Cash .....................................................              109,648
Deposits with brokers as collateral for
   investments sold short (Note 1) .......................           15,318,750
Interest receivable ......................................            3,454,709
Receivable for Investments sold ..........................              179,401
                                                                  -------------
                                                                    274,251,255
                                                                  -------------
Liabilities
Reverse repurchase agreements (Note 4) ...................           62,465,875
Investments sold short, at value
   (proceeds $14,960,156) (Note 1) .......................           15,037,500
Due to Parent (Note 2) ...................................            1,208,497
Interest payable .........................................              484,354
                                                                  -------------
                                                                     79,196,226
                                                                  -------------
Net Assets ...............................................        $ 195,055,029
                                                                  =============
Net assets were comprised of:
   Common stock, at par (Note 5) .........................        $     216,106
   Paid-in capital in excess of par ......................          185,144,525
                                                                  -------------
                                                                    185,360,631
   Undistributed net investment income ...................           10,289,599
   Accumulated net realized loss .........................             (230,090)
   Net unrealized depreciation ...........................             (365,111)
                                                                  -------------
   Net assets, June 30, 1997 .............................        $ 195,055,029
                                                                  =============

Net asset value per share:
   ($195,055,029/ 21,610,583 shares of
   common stock issued and outstanding) ..................               $ 9.03
                                                                         ======




--------------------------------------------------------------------------------
BNN Subsidiary, Inc.
Statement of Operations
Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
Net Investment Income
Income
   Interest (net of premium amortization of
      $512,247 and net of interest expense of
      $2,046,509 kudfh ...................................          $ 6,001,612
                                                                    -----------
Operating expenses
   Investment advisory ...................................              402,000
   Administration ........................................               95,000
   Reports to Shareholders ...............................               34,000
   Custodian .............................................               27,000
   Directors .............................................               18,000
   Audit .................................................                7,000
   Miscellaneous .........................................               64,448
                                                                    -----------
      Total operating expenses ...........................              647,448
                                                                    -----------
Net investment income ....................................            5,354,164
                                                                    -----------
Realized and Unrealized Gain (Loss) on
Investments (Note 3)
Net realized loss on Investments .........................             (288,114)
                                                                    -----------
Net change in unrealized depreciation on
   Investments ...........................................              542,287
   Short sales ...........................................               28,050
                                                                    -----------
                                                                        570,337
                                                                    -----------
Net gain on investments ..................................              282,223
                                                                    -----------
Net Increase In Net Assets Resulting
   from Operations .......................................          $ 5,636,387
                                                                    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BNN Subsidiary, Inc.
Statement of Cash Flows
Six months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
Increase (Decrease) in Cash
Cash flows used for operating activities:
   Interest received .......................................      $   8,338,724
   Operating expenses paid .................................           (966,635)
   Interest expense paid ...................................         (1,866,713)
   Purchase of short-term portfolio
     investments, net ......................................          3,714,257
   Purchase of long-term portfolio investments .............       (110,969,077)
   Proceeds from disposition of long-term
     portfolio investments .................................         88,175,560
   Other ...................................................             47,431
                                                                  -------------
   Net cash flows used for operating activities ............        (13,526,453)
                                                                  -------------
Cash flows provided by financing activities:
   Increase in reverse repurchase agreements ...............         13,612,875
   Cash dividends paid .....................................                 --
                                                                  -------------
   Net cash flows provided by financing activities .........         13,612,875
                                                                  -------------
Net increase in cash .......................................             86,422
Cash at beginning of period ................................             23,226
                                                                  -------------
Cash at end of period ......................................      $     109,648
                                                                  =============

Reconciliation of Net Increase in Net Assets
Resulting from Operations to Net Cash Flows
Used for Operating Activities
Net increase in net assets resulting
  from operations ..........................................      $   5,636,387
                                                                  -------------
Increase in investments ....................................        (17,945,926)
Net realized loss ..........................................            288,115
Increase in unrealized depreciation ........................           (570,337)
Decrease in receivable for investments sold ................            668,372
Increase in interest receivable ............................           (221,644)
Decrease in deposits with brokers for
   short sales .............................................             56,250
Increase in other assets ...................................             47,432
Decrease in securities sold short ..........................            (28,050)
Decrease in payable for investments
   purchased ...............................................         (1,917,679)
Increase in due to Parent ..................................            600,018
Decrease in accrued expenses and other liabilities .........           (139,391)
                                                                  -------------
Total adjustments ..........................................        (19,162,840)
                                                                  -------------
   Net cash flows used for operating activities ............      $ (13,526,453)
                                                                  =============




--------------------------------------------------------------------------------
BNN Subsidiary, Inc.
Statement of Changes
in Net Assets (Unaudited)
--------------------------------------------------------------------------------
                                                                 For the period
                                               Six Months        July 19, 1996
                                                 Ended           (commencement
                                                June 30,       of operations) to
                                                  1997         December 31, 1996
                                             -------------     ----------------
Increase (Decrease)
in Net Assets

Operations:

  Net investment income ..............       $   5,354,164       $   4,935,435

  Net realized gain/loss on
    investments ......................            (288,114)             58,024

  Net change in unrealized
    (depreciation) on
    investments ......................             570,337            (935,448)
                                             -------------       -------------

  Net increase in net assets
    resulting from operations ........           5,636,387           4,058,011


Transfer of assets
  from BlackRock 1999
  Term Trust Inc. in exchange
  for shares issued ..................                  --         185,360,631
                                             -------------       -------------
Total increase .......................           5,636,387         189,418,642




Net Assets

Beginning of period ..................         189,418,642                  --
                                             -------------       -------------
End of period ........................       $ 195,055,029       $ 189,418,642
                                             =============       =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BNN Subsidiary, Inc.
Financial Highlights (Unaudited)
--------------------------------------------------------------------------------

                                                                                                July 19,
                                                                             Six Months           1996*
                                                                               Ended             through
                                                                              June 30,         December 31,
                                                                               1997               1996
                                                                             ---------         ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............................          $ 8.76             $ 8.57
                                                                              ------             ------
  Net investment income (net of $0.09 and $0.05 of interest expense,
  respectively) ....................................................             .25                .23
  Net realized and unrealized gain (loss) on investments ...........             .02               (.04)
                                                                              ------             ------
Net increase from investment operations ............................             .27                .19
                                                                              ------             ------
Dividends from net investment income ...............................              --                 --
                                                                              ------             ------
Net asset value, end of period .....................................          $ 9.03             $ 8.76
                                                                              ======             ======
TOTAL INVESTMENT RETURN+: ..........................................            3.31%              2.22%

RATIOS TO AVERAGE NET ASSETS:++
Operating expenses@ ................................................             .67%++             .61%
Net investment income ..............................................            5.52%++            5.82%

SUPPLEMENTAL DATA:
Average net assets (in thousands) ..................................        $195,520           $186,426
Portfolio turnover .................................................              31%                12%
Net assets, end of period (in thousands) ...........................        $195,055           $189,419
Reverse repurchase agreements outstanding, end of
  period (in thousands) ............................................        $ 62,466           $ 48,853
Asset coverage+++ ..................................................        $  4,123           $  4,877

----------
*    Commencement of investment operations.

@ The ratio of operating expenses, including interest expense, to average net assets was 2.78%++ and 1.02% for the period indicated above. The ratio of operating expenses, including interest expense and excise tax, to average net assets was 2.78%++ and 1.07% for the period indicated above.

+ This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested. This calculation does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.

++   Annualized.

+++  Per $1,000 of reverse repurchase agreement outstanding.

     The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

--------------------------------------------------------------------------------
BNN Subsidiary, Inc.
Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

Note 1. Accounting Policies

BNN Subsidiary, Inc. was incorporated under the laws of the State of Maryland on May 15, 1996, and is a diversified closed-end management investment company. The Fund was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock 1999 Term Trust Inc., incorporated under the laws of the State of Maryland on October 22, 1992 (the "1999 Term Trust") and as such, a wholly-owned subsidiary of the 1999 Term Trust. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities while providing cash flow definition to the 1999 Term Trust. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of underlying positions.

Short Sales: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Securities Lending: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the six months ended June 30, 1997.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

Dividends and Distributions: The Trust declares and pays dividends and distributions, first from net investment income then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Investments Fund Management, Inc. ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

     The Trust reimburses the 1999 Term Trust for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of net assets which are held by the Trust relative to the net assets of the 1999 Term Trust.


Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term invesments and dollar rolls, for the six months ended June 30, 1997 aggregated $109,651,415 and $77,310,578, respectively.

The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1997, the Trust did not hold any illiquid securities.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

     The federal income tax basis of the Trust's investments at June 30, 1997 was substantially the same as the basis for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $365,111 (gross unrealized appreciation -- $921,170; gross unrealized depreciation -- $1,286,281).

Note 4. Borrowings

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

     The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1997 was approximately $70,993,999 at a weighted average interest rate of approximately 5.77%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the six months ended June 30, 1997 was $77,962,750 as of March 31, 1997 which was 29% of total assets. The amount of reverse repurchase agreements outstanding at June 30, 1997 was $62,465,875, which was 22.8% of total assets.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the six months ended June 30, 1997.


Note 5. Capital

There are 200 million shares of $.01 par value common stock authorized. The 1999 Term Trust owned all of the 21,610,583 shares outstanding at June 30, 1997.

--------------------------------------------------------------------------------
                              BNN SUBSIDIARY, INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

-----------                                       ------------------------------
 BlackRock
-----------                                       ------------------------------

Directors
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale                                           BNN Subsidiary, Inc.
Ralph L. Schlosstein                                        ====================
                                                            Semi-Annual Report
Officers                                                    June 30, 1997
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Frank Smith, Assistant Treasurer
Karen H. Sabath, Secretary

Investment Adviser
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

     The accompanying financial statements
as of June 30, 1997 were not audited, and, accordingly, no opinion is expressed on them.

     This report is for shareholder
information.  This is not a prospectus
intended for use in the purchase or
sale of any securities.


             BNN Subsidiary, Inc.
c/o Prudential Investments Fund Management LLC
             Gateway Center Three
              100 Mulberry Street
             Newark, NJ 07102-4077
                (800) 227-7BFM

Printed on recycled paper                                     09247T-10-0